SEASONS SERIES TRUST
Supplement to the Prospectus dated July 28, 2008
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for ClearBridge Advisors, LLC (“ClearBridge”) with respect to the Small Cap Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Small Cap Portfolio is managed by Peter J. Hable, as lead portfolio manager and he is assisted by Mark Bourguignon, Marina Chinn, CFA, Mark Feasey, CFA and Michael Kang, Mr. Hable is a Managing Director at ClearBridge and has been with the firm (or its predecessors) since 1983. Mr. Bourguignon joined ClearBridge (or its predecessors) in 2003 and has 11 years of investment industry experience. Ms. Chinn joined ClearBridge (or its predecessors) in 2005 and has 7 years of investment industry experience. From 2001 to 2005, she was an investment banker at Citigroup Global Corporate and Investment Bank. Mr. Feasey joined ClearBridge (or its predecessors) in 2005 and has 12 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management. Mr. Kang joined ClearBridge (or its predecessors) in 2004 and has 10 years of investment industry experience.”
In the same section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for Lord, Abbett & Co. LLC (“Lord Abbett”) with respect to the Mid Cap Value Portfolio is deleted in its entirety and replaced with the following disclosure:
“The team that manages the Mid Cap Value Portfolio is headed by Robert P. Fetch, CFA. Mr. Fetch, Partner and Portfolio Manager joined Lord Abbett in 1995. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.”
Dated: February 4, 2009
Versions: Version 2 Class 1; Version 3 Class 2; Version 4 Class 3; and Combined Master